Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/Marion H. Antonini Marion H. Antonini

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/ Philip J. Carroll Philip J. Carroll

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/Livio D. DeSimone Livio D. DeSimone

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/ Phillip W. Farmer Phillip W. Farmer

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/Douglas J. McGregor Douglas J. McGregor

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/ Ann D. McLaughlin Ann D. McLaughlin

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/James V. Napier James V. Napier

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/Donald B. Rice Donald B. Rice

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/ Herbert A. Sklenar Herbert A. Sklenar

Exhibit 24
POWER OF ATTORNEY

           The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

           The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of January, 2001

/s/Orin R. Smith Orin R. Smith